                                                               EXHIBIT 99.(a)(2)
                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                        UNITED OKLAHOMA BANKSHARES, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 3, 1995
                                       BY
                             AMERIBANK CORPORATION

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., OKLAHOMA CITY TIME, ON MONDAY, DECEMBER 4, 1995, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS
              LIBERTY BANK & TRUST COMPANY OF OKLAHOMA CITY, N.A.

 BY MAIL:                     BY FACSIMILE:            BY HAND OR
                                                       OVERNIGHT DELIVERY:           BY NEW YORK DROP:
 LIBERTY BANK & TRUST         (405) 231-6058           LIBERTY BANK & TRUST          MIDWEST CLEARING CORPORATION
 COMPANY OF OKLAHOMA CITY,                             COMPANY OF OKLAHOMA CITY,
 N.A.                         CONFIRM BY TELEPHONE:    N.A.
                              (405) 231-6331

 P. O. BOX 25848                                       100   N.   BROADWAY,   9TH    40 BROAD STREET, 22ND FLOOR
                                                       FLOOR
 OKLAHOMA CITY, OK  73125                              OKLAHOMA CITY, OK  73102      NEW YORK, NY  10004

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS BY MEANS OF A FACSIMILE TRANSMISSION NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED

----------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    SHARE CERTIFICATE(S) TENDERED
 (PLEASE  FILL  IN EXACTLY  AS  NAME(S)  APPEARS ON    (PLEASE LIST BELOW-ATTACH ADDITIONAL LIST IF NECESSARY)
 CERTIFICATE(S))
----------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER
                                                      CERTIFICATE          OF SHARES            NUMBER OF
                                                      NUMBER(S)          REPRESENTED BY      SHARES TENDERED*
                                                                         CERTIFICATE(S)
                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------

                                                      ----------------------------------------------------------------
                                                      TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------

 *UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ALL CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4.

              ALL TENDERING SHAREHOLDERS SHOULD COMPLETE BOX ABOVE

             This Letter of Transmittal is to be completed by holders of shares of Common Stock, par value $1.00 per share (the "Shares"), of United Oklahoma Bankshares, Inc. only if certificates for such Shares are to be forwarded herewith.

             Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holders(s)_______________________________________
         Date of Execution of Notice of Guaranteed Delivery_____________________ Name of Institution Which Guaranteed Delivery__________________________ Window Ticket Number (if available)____________________________________




                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Greetings:

             The undersigned hereby tenders to Ameribank Corporation, an Oklahoma corporation (the "Purchaser"), the above described shares of Common Stock, par value $1.00 per share (the "Shares"), of United Oklahoma Bankshares, an Oklahoma corporation (the "Company"), at a price of $0.50 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 3, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitutes the "Offer").

             Subject to, and effective upon, acceptance for payment of the Shares surrendered hereby in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title, and interest in and to all the Shares or any other distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is declared or paid by the Company on or after November 3, 1995 and is payable or distributable to shareholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (a "Distribution") and irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any Distributions), together with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of the Offer.

             The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, pledges, charges, and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion. The undersigned represents that he or she has read and agreed to all the terms and conditions set forth herein and in the Offer to Purchase.

             The name(s) and address(es) of the registered owner(s) should be printed exactly as they appear on the certificates representing Shares tendered hereby. The certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

             The undersigned hereby irrevocably appoints D. Wesley Schubert and George N. Cook the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (including pursuant to written consent), with respect to all of the Shares tendered hereby (and any Distributions) which have been accepted for payment by the Purchaser prior to the time of such vote or action which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer.
Such acceptance for payment shall revoke any other power of attorney and proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares the Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of shareholders.

             All authority herein conferred or herein agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

             The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer.

             Unless otherwise indicated under Box A entitled "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box B entitled "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both Box A entitled "Special Delivery Instructions" and Box B entitled "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or return certificates to, the person(s) so indicated. See Instructions 4, 5, 6 and 7.

The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special

Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.



 -----------------------------------------------------       -------------------------------------------------------
              SPECIAL PAYMENT INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 2, 5, 6 AND 7)                            (SEE INSTRUCTIONS 2, 5, 6 AND 7)

 BOX A                                                       BOX B

 To be completed ONLY if certificates for Shares not         To be completed ONLY if the check for the purchase
 tendered or not purchased and/or the check for the          price of Shares purchased and/or certificates for
 purchase price of Shares purchased are to be issued         Shares not tendered or not purchased are to be sent
 in the name of someone other than the undersigned.          to someone other than the undersigned, or to the
                                                             undersigned at an address other than that shown under
                                                             "Description of Shares Tendered".

 Issue check and/or certificates to:                         Mail check and/or certificates to:

 Name:                                                       Name:
      ------------------------------------------------            --------------------------------------------------
               (Please Print)                                              (Please Print)

 Address:                                                    Address:
          --------------------------------------------               -----------------------------------------------
 -----------------------------------------------------       -------------------------------------------------------
 -----------------------------------------------------       -------------------------------------------------------
                 (Include Zip Code)                                          (Include Zip Code)
                (See Form W-9 Below)

 -----------------------------------------------------       -------------------------------------------------------
    (Taxpayer Identification or Social Security No.)            (Taxpayer Identification or Social Security No.)

           (Also complete Substitute Form W-9)
 -----------------------------------------------------       -------------------------------------------------------

                ALL TENDERING SHAREHOLDERS SHOULD COMPLETE BOX C

 BOX C                             ALL SHAREHOLDERS SIGN HERE
                           (In addition, complete Substitute Form W-9 Below)

 X                                                      Address
    ------------------------------------------------            --------------------------------------------------
 X
    ------------------------------------------------    ----------------------------------------------------------
                Signature(s) of Owner(s)

                                                        ----------------------------------------------------------
                                                                          (Include Zip Code)
 Dated:
       ---------------------------------------------

 (Must be signed by registered holder(s) exactly as     ----------------------       -----------------------------
 name(s) appear(s) on stock certificate(s) or on a      Area Code and                Taxpayer Identification
 security position listing or by person(s) authorized   Telephone Number             or Social Security No.
 to become registered holder(s) by certificates,
 endorsements and documents transmitted herewith.  If                 GUARANTEE OF SIGNATURE(S)
 signature is by a trustee, executor, administrator,                  (See Instruction 1 and 5)
 guardian, attorney-in-fact, officer of a corporation
 or other person acting in an fiduciary or              Authorized Signature
 representative capacity, please set forth full title                       --------------------------------------
 and see Instruction 5.)

 Name(s)                                                Name and Title
        --------------------------------------------                  --------------------------------------------

----------------------------------------------------    ----------------------------------------------------------
                   (Please Print)

                                                        Name of Firm
                                                                     ---------------------------------------------
 Capacity                                               Address
         -------------------------------------------           ---------------------------------------------------

                                                        ----------------------------------------------------------

                                                        Area Code & Telephone No.
                                                                                  --------------------------------
                                                        Dated:
                                                              ----------------------------------------------------

           ALL SHAREHOLDERS MUST COMPLETE THE SUBSTITUTE FORM W-9;
       FAILURE TO DO SO MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                 PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

            INSTRUCTIONS FOR SURRENDERING CERTIFICATE(S) FOR SHARES

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


    1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder of the Shares tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions," or (ii) the Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing firms, banks and trust companies being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.
See Instruction 5.

    2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by shareholders if certificates for Shares are to be forwarded herewith to the Depositary. Certificates for all physically tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares by properly completing and executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates for all physically tendered Shares, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within five (5) business days (excluding Saturdays, Sundays and United States government holidays) after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

    4. Partial Tenders. If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Signatures. If you are the person whose name appears on the certificate(s) for Shares being surrendered, sign this Letter of Transmittal exactly as your name appears on such certificate(s) as the signature must correspond exactly with the name written on the face of the certificate(s) without alteration, enlargement, or any change whatsoever and do not endorse the certificate(s) you are surrendering or provide separate stock powers.

    If you are surrendering certificate(s) for Shares on which there appears a name other than your own (i) the surrendered certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of such registered owner or owners appear on such certificate(s), and (ii) the signature or signatures on each endorsement or stock power must be guaranteed by an Eligible Institution.

    If any certificate(s) for Shares are registered in the name of two or more holders, each person named in the certificate(s) must sign this Letter of Transmittal. If an executor, administrator, trustee, guardian, attorney-in-fact, corporate officer, or other person acting in a fiduciary or representative capacity signs this Letter of Transmittal (or, where required, signs or endorses certificate(s) for Shares or stock powers), such person should indicate his or her full title when signing and should submit to the Depositary along with this Letter of Transmittal proper evidence of the signer's authority to act. Additional evidence of authority may be required by the Depositary at its discretion.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    Signatures on all Letters of Transmittal must be guaranteed by an Eligible Institution if Box A or Box B has been completed.

    6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer to Purchase. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder, or such other person or otherwise) payable on account of the transfer to such person will be deductible from the purchase price unless evidence satisfactory to the Depositary of the payment of such taxes, or exemption therefrom, is submitted.

    7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown under "Description of Shares Tendered," the appropriate box or boxes on this Letter of Transmittal should be completed. See Instruction 1.

    8. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed certificates have been followed.

    9. 31% Backup Withholding; Substitute Form W-9. Under federal income tax law, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder and, if applicable, each other payee must provide the Depositary with such shareholder's or payee's correct taxpayer identification number ("TIN") and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 below or by filing a properly completed Form W-9. In general, if a shareholder payee is an individual, the TIN is the social security number of such individual. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50.00 penalty.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions.

    Failure to complete the Substitute Form W-9 (or to file a Form W-9) will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided that the required information is furnished to the Internal Revenue Service.

    The Certificate of Awaiting Taxpayer Identification Number must be completed in order to avoid backup withholding if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9"for additional guidance on which number to report.

    10. Irregularities. The Purchaser will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt), and acceptance of any tender of Shares and its determination shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of which may, in the opinion of the Purchaser's counsel, be unlawful. Subject to the applicable regulations of the Securities and Exchange Commission, the Purchaser also reserves the absolute right to waive any of the conditions of the Offer to Purchase or any defect or irregularity in the tender of any particular Shares and the Purchaser's interpretation of the terms of the Offer to Purchase (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured prior to the Expiration Date. None of the Purchaser, the Depositary, or any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

    11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from Regan & Associates, Inc., 15 Park Row, New York, NY 10038, 1-800-737-3426.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) TOGETHER WITH CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)

                 PAYOR'S REQUEST FOR TAX IDENTIFICATION NUMBER
                               AND CERTIFICATION

To avoid withholding on any reportable payment pursuant to Section 3406(a)(1)(C) of the Internal Revenue Code, you must complete the Payor's Request for Tax Identification Number below.

         1. TAXPAYER IDENTIFICATION NUMBER. Enter your taxpayer identification number in the appropriate box. For most individual taxpayers, this is the social security number.

                 ------------------------   or   ------------------------------
                 Social Security Number          Employer Identification Number

         2. BACKUP WITHHOLDING. INITIAL THE BLANK if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.
                                                             --------------

NOTE: You are subject to backup withholding on reportable payments (including proceeds from the redemption of shares) if:

         (a) You fail to furnish your taxpayer identification number to the payor; or

         (b) The Internal Revenue Service notifies the payor that you furnished an incorrect taxpayer identification number; or

         (c) You are notified that you are subject to backup withholding (under Section 3406(a)(1)(C) of the Internal Revenue Code); or

         (d) You fail to certify to the payor that you are not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.

         3. CERTIFICATION. Under penalties of perjury, I certify that the information provided in this Payor's Request for Tax Identification Number is true, correct and complete.


                                                -----------------------------
                                                SIGNATURE OF SHAREHOLDER

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE PURSUANT TO THE OFFER TO PURCHASE. FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-9 PLEASE REVIEW INSTRUCTION 9 AND THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9".

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                   IF YOU ARE WAITING FOR A TIN TO BE ISSUED





             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, thirty-one percent (31%) of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

--------------------------------               --------------------------------
         Signature                                          Date

       For further information please call Regan  & Associates, Inc. at
                                1-800-737-3426.





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